Virtus Asset Trust

Supplement dated December 18, 2020 to the

Summary Prospectuses and Statutory Prospectus each

dated April 28, 2020, as supplemented

Important Notice to Investors

Effective February 1, 2021, certain changes relating to sales charges and compensation to dealers will be made. These changes include lowered Sales Charges for Class A Shares of certain funds and dealers will no longer need to have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment of 12b-1 fees. In addition, a maximum purchase amount will be applied to purchases of Class C Shares. Please see below for details about these changes.

Summary Prospectus Changes

Beginning on February 1, 2021, for the Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus SGA International Growth Fund, Virtus Silvant Large-Cap Growth Stock Fund and Virtus Silvant Small-Cap Growth Stock Fund in the “Shareholder Fees” table of the “Fees and Expenses” section of the summary prospectuses, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will be 5.50%. Prior to February 1, 2021, the Class A Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price) will remain 5.75%.

In addition, for the same funds listed above, the “Performance Information” section of the summary prospectuses reflects the higher sales charge before it will be lowered. Therefore, if you purchase Class A Shares with the new sales charges effective February 1, 2021, the Performance Information section of the summary prospectuses may be different than what is stated in the current prospectuses.

Statutory Prospectus Changes

The following disclosure changes will be effective February 1, 2021.

In the “What arrangement is best for you?” section under “Sales Charges”, the second sentence of the Class A Shares paragraph is replaced with the following:

If you purchase Class A Shares of other funds in this prospectus, you will pay a sales charge at the time of purchase equal to the following: for Virtus Seix Short-Term Bond Fund, Virtus Seix Short-Term Municipal Bond Fund and Virtus Seix U.S. Mortgage Fund, 2.25% of the offering price (2.30% of the amount invested); for Virtus Seix Floating Rate High Income Fund, Virtus Seix High Grade Municipal Bond Fund and Virtus Seix Investment Grade Tax-Exempt Bond Fund, 2.75% of the offering price (2.83% of the amount invested); for Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, and Virtus Seix Total Return Bond Fund 3.75% of the offering price (3.90% of the amount invested, and for the other funds, 5.50% of the offering price (5.82% of the amount invested).

In the “Sales Charge you may pay to purchase Class A Shares” section under “Sales Charges”, the table titled “All Other Funds” will be replaced with the following:

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested
Under $50,000	5.50%	5.82%
$50,000 but under $100,000	4.50%	4.71%
$100,000 but under $250,000	3.50%	3.63%
$250,000 but under $500,000	2.50%	2.56%
$500,000 but under $1,000,000	2.00%	2.04%
$1,000,000 or more	None	None

In the “Compensation to Dealers” section, the table titled, “All Other Funds” will be replaced with the following:

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None

In addition, the last sentence of the fourth paragraph under the section “Compensation to Dealers” states, “Dealers must have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment.” This sentence is removed and will no longer apply.

Investors should retain this supplement with the Prospectuses for future reference.

VAT 8622 ClassA&CSalesCharges (12/2020)

Virtus Asset Trust

Supplement dated December 18, 2020 for the Statement of Additional Information (“SAI”)

dated April 28, 2020, as supplemented

Important Notice to Investors

Effective February 1, 2021, certain changes relating to sales charges and compensation to dealers will be made. These changes include lowered Sales Charges for Class A Shares of certain funds and dealers will no longer need to have an aggregate value of $50,000 or more per fund CUSIP to qualify for payment of 12b-1 fees. In addition, a maximum purchase amount will be applied to purchases of Class C Shares. Please see below for details about these changes.

The following disclosure changes will be effective February 1, 2021.

The section titled “Dealer Concessions” under the header “Distributor” the table titled “All Other Funds” will be replaced with the following:

Amount of Transaction at Offering Price	Sales Charge as a Percentage of Offering Price	Sales Charge as a Percentage of Amount Invested	Dealer Discount as a Percentage of Offering Price
Under $50,000	5.50%	5.82%	4.75%
$50,000 but under $100,000	4.50%	4.71%	4.00%
$100,000 but under $250,000	3.50%	3.63%	3.00%
$250,000 but under $500,000	2.50%	2.56%	2.00%
$500,000 but under $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	None

In “Purchase, Redemption and Pricing of Shares” the section “Alternative Purchase Arrangements” under the heading “Class C Shares (Ceredex Large-Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund, Ceredex Small-Cap Value Equity Fund, Seix Corporate Bond Fund, Seix Floating Rate High Income Fund, Seix Short-Term Bond Fund and Seix U.S. Mortgage Fund, only)” the following paragraph is added to the beginning of the section:

If an investor intends to purchase greater than $999,999 of Class C shares of the Ceredex Large-Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund, Ceredex Small-Cap Value Equity Fund, Seix Corporate Bond Fund, Seix Floating Rate High Income Fund, Seix Short-Term Bond Fund and Seix U.S. Mortgage Fund, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses. The Funds may refuse any order to purchase shares.

In the section “Performance Information” under the heading “Total Return”, the third sentence of the third paragraph is replaced with: “Calculation of cumulative total return reflects payment of the Class A Share’s maximum sales charge of 5.50% for the Funds and assumes reinvestment of all income dividends and capital gain distributions during the period.”

Investors should retain this supplement with the Prospectuses for future reference.

VAT 8619B ClassA&CSalesCharges (12/2020)